UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM 8-K/A

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 17, 2003

                                ACNB CORPORATION
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            (Exact name of registrant's as specified in its charter)

         PENNSYLVANIA                       0-11783           23-2233457
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(State or other jurisdiction     (Commission File #)        (I.R.S. Employer
 of incorporation)                                          Identification No.)

16 LINCOLN SQUARE, GETTYSBURG, PA                                 17325
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    (Address of principal executive offices)                    (Zip Code)

                                 (717) 334-3161
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              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                ACNB CORPORATION

                                   FORM 8-K/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 8, 2003, Stambaugh Ness, PC, the Registrant's principal accountants, notified the Registrant that it will decline to stand for appointment after completion of the current audit for calendar year 2003. Services to be provided by Stambaugh Ness, PC through the end of the calendar year 2003 will include the interim review for the third quarter ending September 30, 2003. Stambaugh Ness, PC, has chosen not to continue to provide independent auditing services to companies who report to the Securities and Exchange Commission. ACNB Corporation will initiate efforts to engage an independent accountant for calendar year 2004. Stambaugh Ness, PC will provide a letter of final resignation in 2004.

In connection with audits of the two fiscal years ended December 31, 2002, and subsequent interim periods through October 8, 2003, there were no disagreements with Stambaugh Ness, PC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Stambaugh Ness' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The audit reports of Stambaugh Ness, PC, on the financial statements of ACNB Corporation as of and for the years ended December 31, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. We have provided Stambaugh Ness, PC, with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Stambaugh Ness' letter dated October 17, 2003, stating that it has found no basis for disagreement with such statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired None

         (b)      Pro Forma Financial Information None

         (c)      Exhibits
                  16.1 - Letter Stambaugh Ness, PC, dated October 17 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ACNB Corporation


                                                    /s/ Ronald L. Hankey

                                                    By:
                                                    ----------------------------
                                                    Ronald L. Hankey
                                                    Chairman of the Board/CEO


Dated:  October 17, 2003